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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                AUGUST 31, 2005
                                                                 ---------------

                        AAVID THERMAL TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     0-27308              02-0466826
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(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)             File Number)        Identification No.)

One Eagle Square, Suite 509
Concord, New Hampshire                                     03301
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(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code:  (603) 224-1117
                                                     --------------

                                 Not Applicable
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          (Former Name or Former Address, if Change Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4 (c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 31, 2005, Aavid Thermal Technologies, Inc. (the "Company"), through its subsidiary Aavid Thermalloy, LLC ("Aavid Thermalloy"), entered into an Employment Agreement with Michael P. Flanders in connection with his employment as Aavid Thermalloy's Chief Operating Officer, effective September 5, 2005. A description of the Employment Agreement is included in Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Employment Agreement is also filed as an Exhibit to this Current Report on Form 8-K.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Aavid Thermal Technologies, Inc. (the "Company"), through its subsidiary Aavid Thermalloy, LLC ("Aavid Thermalloy"), has appointed Michael P. Flanders as Chief Operating Officer of Aavid Thermalloy effective September 5, 2005. Prior to joining Aavid Thermalloy, Mr. Flanders served as Vice President and General Manager of Waukesha Bearings Corporation of Pewaukee, Wisconsin from 2003 to 2005. From 1998 through 2003, Mr. Flanders was at the Ingersoll-Rand Company, where, from 1998 to 2003, he served as the General Manager, Operations of the LCN Division, in Princeton, Illinois.

         Aavid Thermalloy has entered into an Employment Agreement with Mr. Flanders in connection with his employment as Chief Operating Officer. The Employment Agreement provides for an annual base salary of $237,000. Mr. Flanders will participate in Aavid Thermalloy's annual incentive plan with a target opportunity of 30% of salary. Mr. Flanders will also participate in Aavid Thermalloy's long term incentive program, which is currently being formulated. Mr. Flanders will also be entitled to participate in all employee benefits customarily available to comparable employees, including the Company's 401(k) retirement plan and health and disability benefits. Mr. Flanders will be entitled to nine months severance in the event of termination. Under the Employment Agreement's terms, Mr. Flanders agrees not to compete with the Company for two years after termination, and agrees not to solicit employees or customers of the Company for two years after termination.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit No.                        Description
     10.1   Employment Agreement dated August 31, 2005 between Aavid
            Thermalloy, LLC and Michael P. Flanders (filed herewith). (1)


----------
(1)      Management contract or compensatory plan.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AAVID THERMAL TECHNOLOGIES, INC.
                                       (Registrant)


                                       By:  /s/  John W. Mitchell
                                           -----------------------------
                                            John W. Mitchell
                                            Vice President and General
                                            Counsel




Date:      August 31, 2005


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                                  EXHIBIT INDEX

Exhibit No.                        Description
     10.1   Employment Agreement dated August 31, 2005 between Aavid
            Thermalloy, LLC and Michael P. Flanders (filed herewith). (1)


----------
(1)      Management contract or compensatory plan.